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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS'


The Board of Directors
Texas Biotechnology Corporation:

We hereby consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG PEAT MARWICK LLP
                                                           ---------------------
                                                           KPMG PEAT MARWICK LLP

Houston, Texas
May 22, 1996